Exhibit 10.10
AMENDED AND RESTATED
2004 DEVELOPERS DIVERSIFIED REALTY CORPORATION
EQUITY-BASED AWARD PLAN
(AMENDED AND RESTATED AS OF DECEMBER 31, 2009)
SECTION 1. Purpose; Definitions.
     The purpose of the Amended and Restated 2004 Developers Diversified Realty Corporation Equity-Based Award Plan (Amended and Restated as of December 31, 2009) (the “Plan”) is to enable Developers Diversified Realty Corporation (the “Company”) and its Subsidiaries (as defined below) to attract, retain and reward employees and directors of the Company, its Subsidiaries and Affiliates designated by the Company’s Board of Directors or the Executive Compensation Committee of the Board and strengthen the mutuality of interests between those employees and directors and the Company’s shareholders by offering the employees and directors equity or equity-based incentives thereby increasing their proprietary interest in the Company’s business and enhancing their personal interest in the Company’s success.
     For purposes of the Plan, the following terms are defined as follows:
     (a) “409A Award” means an Award that provides for a deferral of compensation from the date of grant, as determined under Code Section 409A and the regulations promulgated thereunder.
     (b) “409A Change in Control” has the meaning set forth in Section 12(b)(2).
     (c) “Affiliate” means any entity (other than the Company and any Subsidiary) that is designated by the Board as a participating employer under the Plan.
     (d) “Award” means any award of Stock Options, Share Appreciation Rights, Restricted Shares, Deferred Shares, Share Purchase Rights or Other Share-Based Awards under the Plan.
     (e) “Award Agreement” means an agreement between the Company and a participant evidencing an Award.
     (f) “Board” means the Board of Directors of the Company.
     (g) “Cause” means, unless otherwise provided by the Committee, (i) “ Cause” as defined in any Individual Agreement to which the participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the participant for committing a felony under federal law or in the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the participant’s employment duties, (C) willful and deliberate failure on the part of the participant to perform the participant’s employment duties in any material respect, or (D) prior to a Change in Control, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual

Agreement with the participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.
     (h) “Change in Control” has the meaning set forth in Section 12(b)(1).
     (i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
     (j) “Committee” means the Executive Compensation Committee of the Board of the Company or any other committee or subcommittee authorized by the Board to administer the Plan.
     (k) “Company” means Developers Diversified Realty Corporation, an Ohio corporation, or any successor corporation.
     (l) “Deferral Period” has the meaning set forth in Section 8(a).
     (m) “Deferred Shares” means an Award of the right to receive Shares at the end of a specified deferral period granted pursuant to Section 8.
     (n) “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code.
     (o) “Dividend Equivalent” means a right, granted to a participant under Section 10 hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
     (p) “Elective Deferral Period” has the meaning set forth in Section 8(b)(9).
     (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (r) “Fair Market Value” means, as of a given date (in order of applicability): (i) the closing price of a Share on the principal exchange on which the Shares are then trading, if any, on such date, or if Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if Shares are not then traded on an exchange, the mean between the closing representative bid and asked prices for Shares on such date as reported by a national quotation system; or (iii) if Shares are not traded on an exchange and not quoted on a national quotation system, the mean between the closing bid and asked prices for Shares, on such date, as determined in good faith by the Committee; or (iv) if Shares are not publicly traded, the fair market value established by the Committee acting in good faith and in accordance with the applicable requirements of Code Section 409A and the regulations promulgated thereunder.
     (s) “Incentive Stock Option” means any Stock Option intended to be and designated as, and that otherwise qualifies as, an “Incentive Stock Option” within the meaning of Section 422 of the Code or any successor section thereto.
     (t) “Individual Agreement” means an employment or similar agreement between a participant and the Company or one of its Subsidiaries or Affiliates.

     (u) “Non-Employee Director” has the meaning set forth under Rule 16b-3 under the Exchange Act.
     (v) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
     (w) “Option Agreement” has the meaning set forth in Section 5(b).
     (x) “Other Share-Based Awards” means an Award granted pursuant to Section 10 that is valued, in whole or in part, by reference to, or is otherwise based on, Shares.
     (y) “Outside Director” has the meaning set forth in Section 162(m) of the Code and the regulations promulgated thereunder.
     (z) “Plan” means the Amended and Restated 2004 Developers Diversified Realty Corporation Equity-Based Award Plan (Amended and Restated as of December 31, 2009), as amended from time to time.
     (aa) “Restricted Shares” means an Award of Shares that is granted pursuant to Section 7 and is subject to restrictions.
     (bb) “Restriction Period” has the meaning set forth in Section 7(b)(5).
     (cc) “Section 16 Participant” means a participant under the Plan who is subject to Section 16 of the Exchange Act.
     (dd) “Separation from Service” has the meaning set forth in Section 11(b)(1)(C).
     (ee) “Share Appreciation Right” means an Award of a right to receive an amount from the Company that is granted pursuant to Section 6.
     (ff) “Shares” means the Common Shares of the Company.
     (gg) “Specified Employee” has the meaning set forth in Section 11(b)(1)(D).
     (hh) “Stock Option” or “Option” means any option to purchase Shares (including Restricted Shares and Deferred Shares, if the Committee so determines) that is granted pursuant to Section 5.
     (ii) “Share Purchase Right” means an Award of the right to purchase Shares that is granted pursuant to Section 9.
     (jj) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.
SECTION 2. Administration.

     The Plan shall be administered by the Committee. The Committee shall consist of not less than three directors of the Company. All members of the Committee shall be independent directors, Outside Directors and Non-Employee Directors. Those directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the members of the Board who are Non-Employee Directors if and to the extent that no Committee exists that has the authority to so administer the Plan.
     The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of any Award to be granted to each participant, the consideration, if any, to be paid for any Award, the timing of each Award, the terms and conditions of any Award granted under the Plan, and the terms and conditions of the related agreements that will be entered into with the participant. As to the selection of and grant of Awards to participants who are not executive officers or non-employee directors of the Company, or Section 16 Participants, the Committee may delegate its responsibilities to members of the Company’s management in any manner consistent with applicable law.
     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.
     Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.
SECTION 3. Shares Subject to the Plan.
     (a) Aggregate Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c), the total number of Shares reserved and available for Awards under the Plan is 2,500,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Notwithstanding anything to the contrary contained in the Plan, the following Shares shall not be added to the Shares reserved and available for Awards under this Section 3(a) of the Plan: (i) Shares tendered by a participant or withheld by the Company in payment of the option price of a Stock Option or to satisfy any tax withholding obligation with respect to Awards; (ii) Shares subject to a Share Appreciation Right that are not issued in connection with stock settlement on exercise of the Share Appreciation Right; and (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options.

     (b) Forfeiture or Termination of Awards of Shares. If any Shares subject to any Award granted hereunder are forfeited or an Award otherwise terminates or expires without the issuance of Shares, the Shares subject to that Award shall again be available for future Awards under the Plan as set forth in Section 3(a), unless the participant who had been awarded those forfeited Shares or the expired or terminated Award has theretofore received dividends or other benefits of ownership with respect to those Shares. For purposes hereof, a participant shall not be deemed to have received a benefit of ownership with respect to those Shares by the exercise of voting rights, or by the accumulation of dividends that are not realized because of the forfeiture of those Shares or the expiration or termination of the related Award without issuance of those Shares.
     (c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Shares, a substitution or adjustment shall be made in the aggregate number of Shares reserved and available for Awards under the Plan, in the aggregate number of Shares that may be issued by the Company upon the exercise of Incentive Stock Options, in the maximum number of Shares that may be subject to Awards made under the Plan to any participant during any calendar year, in the number and option price of Shares subject to outstanding Options granted under the Plan, in the number and purchase price of Shares subject to outstanding Share Purchase Rights granted under the Plan, in the number of Share Appreciation Rights granted under the Plan, in the number of Shares underlying any Dividend Equivalent Rights granted under the Plan, and in the number of Shares subject to Restricted Share Awards, Deferred Share Awards and any other outstanding Awards granted under the Plan, but the number of Shares subject to any Award shall always be a whole number. The Committee, in its sole discretion, shall determine the kind of securities or other property substituted and the amount of any substitution or adjustment made, and the Committee’s determination shall be final, binding and conclusive. Any fractional Shares otherwise issuable in connection with such substitution or adjustment shall be eliminated. Notwithstanding the foregoing, no substitution or adjustment shall be made which will result in an Award becoming subject to the terms and conditions of Code Section 409A, unless agreed upon by the Committee and the participant.
     (d) Annual Award Limit. No participant may be granted Stock Options or other Awards under the Plan with respect to an aggregate of more than 500,000 Shares (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.
     (e) Incentive Stock Option Limit. Subject to adjustment as provided in Section 3(c) of the Plan, the aggregate number of Shares actually issued by the Company upon the exercise of Incentive Stock Options will not exceed 2,500,000 Shares.
SECTION 4. Eligibility.
     Grants may be made from time to time to those officers, employees and directors of the Company, a Subsidiary or an Affiliate who are designated by the Committee in its sole and exclusive discretion. Eligible persons may include, but shall not necessarily be limited to, officers and directors of the Company and any Subsidiary or Affiliate; however, Stock Options intended to qualify as Incentive Stock Options shall be granted only to individuals who are at the time of grant “employees” (under Section 3401(c) of the Code) of the Company or a subsidiary of the Company (under Section 424 of the Code). The Committee may grant more than one Award to the same eligible person. No Award shall be granted to any eligible person during any period of time when such eligible person is on a leave of absence. Awards to be granted to directors, which may include members of the Committee, must be approved and granted by the members of the Board who are Non-Employee Directors.
SECTION 5. Stock Options.
     (a) Grant. Stock Options may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash or other awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Stock Options will be made, the number of Shares purchasable under each Stock Option, and the other terms and conditions of the Stock Options in addition to those set forth in Sections 5(b) and 5(c).
     Stock Options granted under the Plan may be of two types, which shall be indicated on their face: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Subject to Section 5(c), the Committee shall have the authority to grant to any participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.
     (b) Terms and Conditions. A Stock Option granted under the Plan shall be evidenced by an agreement (an “Option Agreement”), shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall determine:
          (1) Option Price. The option price per share of Shares purchasable under a Non-Qualified Stock Option or an Incentive Stock Option shall be determined by the Committee at the time of grant and shall be not less than 100% of the Fair Market Value of the Shares at the date of grant (or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of the Shares at the date of grant in the case of a participant who at the date of grant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or Subsidiary corporations (as determined under Sections 424(d), (e) and (f) of the Code)).
          (2) Option Term. The term of each Stock Option shall be determined by the Committee, but may not exceed ten years from the date the Option is granted (or, with respect to an Incentive Stock Option, five years in the case of a participant who at the date of grant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or Subsidiary corporations (as determined under Sections 424(d), (e) and (f) of the Code)).
          (3) Exercise. Stock Options shall be exercisable at such time or times and shall be subject to such terms and conditions as shall be determined by the Committee at or after grant and permitted by Code Section 409A or agreed upon in writing by the Committee and the participant; but, except as provided in Section 5(b)(6) and Section 12, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to six months and one day following the date of grant. If any Stock

Option is exercisable only in installments or only after specified exercise dates, the Committee may waive, in whole or in part, such installment exercise provisions, and may accelerate any exercise date or dates, at any time at or after grant, based on such factors as the Committee shall determine in its sole discretion; provided, however, the Committee may not waive, without the participant’s consent, such installment exercise provisions or accelerate any exercise dates with respect to a 409A Award if doing so would result in any adverse tax consequences for the optionee under Code Section 409A and the regulations promulgated thereunder.
          (4) Method of Exercise. Subject to any installment exercise provisions that apply with respect to any Stock Option, Code Section 409A and the regulations promulgated thereunder, and Section 5(b)(3), a Stock Option may be exercised in whole or in part, at any time during the Option period, by the holder thereof giving to the Company written notice of exercise specifying the number of Shares to be purchased.
          That notice shall be accompanied by payment in full of the Option price of the Shares for which a Stock Option is exercised, and the Committee shall determine the acceptable form of consideration for exercising a Stock Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of a Stock Option. Acceptable forms of consideration may include:
          (A) cash;
          (B) check or wire transfer (denominated in U.S. Dollars);
          (C) subject to any conditions or limitations established by the Committee, other Shares which (1) in the case of Shares acquired from the Company (whether upon the exercise of a Stock Option or otherwise), have been owned by the participant for more than six months on the date of surrender (unless this condition is waived by the Committee), and (2) have a Fair Market Value on the date of surrender equal to or greater than the aggregate option price of the Shares as to which said Stock Option is being exercised (it being agreed that the excess of the Fair Market Value over the aggregate option price shall be refunded to the participant in cash);
          (D) subject to any conditions or limitations established by the Committee, the Company withholding shares otherwise issuable upon exercise of a Stock Option;
          (E) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Committee;
          (F) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable law; or
          (G) any combination of the foregoing methods of payment.
          No Shares shall be issued upon exercise of an Option until full payment has been made. No grant of Stock Options may be accompanied by a tandem award of Dividend

Equivalent Rights or provide for dividends, dividend equivalents or other distributions to be paid on such Stock Options.
     (5) Non-Transferability of Options. No Stock Option shall be transferable by any participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the participant may transfer the Option, other than an Incentive Stock Option, during the participant’s lifetime to one or more members of the participant’s family, to one or more trusts for the benefit of one or more of the participant’s family, or to a partnership or partnerships of members of the participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code, provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option. The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.
     (6) Termination of Employment
     (i) Termination by Death. Subject to Sections 5(b)(3) and 5(c), if any participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by that participant shall become immediately and automatically vested and exercisable. If termination of a participant’s employment is due to death, then any Stock Option held by that participant may thereafter be exercised for a period of two years (or with respect to an Incentive Stock Option, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of death. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the option period of such Option. The balance of the Stock Option shall be forfeited if not exercised within two years (or one year with respect to Incentive Stock Options).
     (ii) Termination by Reason of Disability. Subject to Sections 5(b)(3) and 5(c), if a participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by that participant shall become immediately and automatically vested and exercisable. If termination of a participant’s employment is due to Disability, then any Stock Option held by that participant may thereafter be exercised by the participant or by the participant’s duly authorized legal representative if the participant is unable to exercise the Option as a result of the participant’s Disability, for a period of two years (or with respect to an Incentive Stock Option, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of such termination of employment; and if the participant dies within that two year period (or such other period as the Committee may specify at or after grant), any unexercised Stock Option held by that participant shall thereafter be exercisable by the estate of the participant (acting through its fiduciary) for the duration of the two-year period from the date of that termination of employment. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the option period of such Option. The balance of the Stock Option shall be forfeited if not exercised within two years (or one year with respect to Incentive Stock Options).
     (iii) Termination for Cause. Unless otherwise determined by the Committee at or after the time of granting any Stock Option, if a participant’s employment with the Company or any Subsidiary or Affiliate terminates for Cause, any unvested Stock Options will be forfeited and terminated immediately upon termination and any vested Stock Options held by that participant shall terminate 30 days after the date employment terminates. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the option period of such Option. The balance of the Stock Option shall be forfeited if not exercised within 30 days.
     (iv) Other Termination. Unless otherwise determined by the Committee at or after the time of granting any Stock Option, if a participant’s employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death, Disability, or for Cause all Stock Options held by that participant shall terminate 90 days after the date employment terminates. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the option period of such Option. The balance of the Stock Option shall be forfeited if not exercised within 90 days.
     (v) Leave of Absence. In the event a participant is granted a leave of absence by the Company or any Subsidiary or Affiliate to enter military service or because of sickness, the participant’s employment with the Company or such Subsidiary or Affiliate will not be considered terminated, and the participant shall be deemed an employee of the Company or such Subsidiary or Affiliate during such leave of absence or any extension thereof granted by the Company or such Subsidiary or Affiliate. Notwithstanding the foregoing, in the case of an Incentive Stock Option, a leave of absence of more than 90 days will be viewed as a termination of employment unless continued employment is guaranteed by contract or statute.
     (c) Incentive Stock Options. Notwithstanding Sections 5(b)(5) and (6), an Incentive Stock Option shall be exercisable by (i) a participant’s authorized legal representative (if the participant is unable to exercise the Incentive Stock Option as a result of the participant’s Disability) only if, and to the extent, permitted by Section 422 of the Code and (ii) by the participant’s estate, in the case of death, or authorized legal representative, in the case of Disability, no later than 10 years from the date the Incentive Stock Option was granted (in addition to any other restrictions or limitations that may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the participants affected, to disqualify any Incentive Stock Option under that Section 422 or any successor Section thereto.
     (d) Buyout Provisions. Subject to Section 13(b) of the Plan, the Committee may at any time buy out for a payment in cash, Shares, Deferred Shares or Restricted Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and agree upon with the participant, but no such transaction involving a Section 16 Participant shall be structured or effected in a manner that would result in any liability on the part of the participant under Section 16(b) of the Exchange Act or the rules and regulations promulgated thereunder. Further, any such buyout shall comply with the requirements of Code Section 409A and the regulations promulgated thereunder, unless otherwise agreed upon in writing by the Committee and the participant.
SECTION 6. Share Appreciation Rights.
     (a) Grant. Share Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Non-Qualified Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Share Appreciation Rights may be exercised in whole or in part at such times and under such conditions as may be specified by the Committee in the participant’s Option Agreement; provided, that no Share Appreciation Right granted in connection with all or any part of an Option shall be exercisable for less than the Fair Market Value of the underlying Shares as of the date of the original grant of the Option unless such Share Appreciation Right or Option is a 409A Award, as provided for in the applicable Award Agreement.
     (b) Terms and Conditions. The following terms and conditions will apply to all Share Appreciation Rights that are granted in connection with Options:
     (1) Rights. Share Appreciation Rights shall entitle the participant, upon exercise of all or any part of the Share Appreciation Rights, to surrender to the Company, unexercised, that portion of the underlying Option relating to the same number of Shares as is covered by the Share Appreciation Rights (or the portion of the Share Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value, on the date of exercise, of the Shares covered by the surrendered portion of the underlying Option over (y) the option price of the Shares covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the participant will be entitled to receive upon exercise of the Share Appreciation Right, as provided for in the applicable Award Agreement. No grant of Share Appreciation Rights may be accompanied by a tandem award of Dividend Equivalent Rights or provide for dividends, dividend equivalents or other distributions to be paid on such Share Appreciation Rights.
     (2) Surrender of Option. Upon the exercise of the Share Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, will not thereafter be exercisable. The underlying Option may provide that such Share Appreciation Rights will be payable solely in cash.

     (3) Exercise. In addition to any further conditions upon exercise that may be imposed by the Committee, the Share Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable, except that, unless otherwise determined by the Committee at or after grant, in no event will a Share Appreciation Right held by a Section 16 Participant be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and each Share Appreciation Right will expire no later than the date on which the related Option expires. A Share Appreciation Right may be exercised only at a time when the Fair Market Value of the Shares covered by the Share Appreciation Right exceeds the option price of the Shares covered by the underlying Option.
     (4) Method of Exercise. Share Appreciation Rights may be exercised by the participant giving written notice of the exercise to the Company, stating the number of Share Appreciation Rights the participant has elected to exercise and surrendering the portion of the underlying Option relating to the same number of Shares as the number of Share Appreciation Rights elected to be exercised.
     (5) Payment. The manner in which the Company’s obligation arising upon the exercise of the Share Appreciation Right will be paid will be determined by the Committee and shall be set forth in the participant’s Option Agreement. The Committee may provide for payment in Shares or cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the Share Appreciation Right is exercised. Shares issued upon the exercise of a Share Appreciation Right will be valued at their Fair Market Value on the date of exercise.
SECTION 7. Restricted Shares.
     (a) Grant. Restricted Shares may be issued alone, in addition to or in tandem with other Awards under the Plan or cash or other awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Restricted Shares to be awarded to each participant, the price (if any) to be paid by the participant (subject to Section 7(b)), the date or dates upon which Restricted Share Awards will vest, the period or periods within which those Restricted Share Awards may be subject to forfeiture, and the other terms and conditions of those Awards in addition to those set forth in Section 7(b).
     The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion.
     (b) Terms and Conditions. Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. A participant who receives a Restricted Share Award shall not have any rights with respect to that Award, unless and until the participant has executed an agreement evidencing the Award in the form approved from time to time by the Committee, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of that Award.

     (1) The purchase price (if any) for Restricted Shares shall be determined by the Committee at the time of grant.
     (2) Awards of Restricted Shares must be accepted by executing a Restricted Share Award Agreement and paying the price (if any) that is required under Section 7(b)(1).
     (3) Each participant receiving a Restricted Share Award shall be issued a stock certificate in respect of those Restricted Shares. The certificate shall be registered in the name of the participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award.
     (4) The Committee shall require that the stock certificates evidencing the Restricted Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Shares covered by that Award.
     (5) Subject to the provisions of this Plan and the Restricted Share Award Agreement, during a period set by the Committee commencing with the date of any Award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Restricted Shares covered by that Award. The Restriction Period shall not be less than three years in duration (“Minimum Restriction Period”) unless otherwise determined by the Committee at the time of grant. Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may accelerate or waive restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine in its sole discretion.
     (6) Except as provided in this Section 7(b)(6) and Sections 7(b)(5) and 7(b)(7), the participant shall have, with respect to the Restricted Shares awarded, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any dividends; provided, however, that to the extent performance-based Restricted Shares have not yet been earned as a result of the achievement of applicable performance goals, dividends or other distributions on such unearned performance-based Restricted Shares shall be deferred and deemed reinvested in additional performance-based Restricted Shares until the achievement of the applicable performance goals. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and subject to forfeiture and, if the Committee so determines, reinvested, subject to Section 15(f), in additional Restricted Shares to the extent Shares are available under Section 3, or otherwise reinvested. Unless the Committee or Board determines otherwise, Share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such dividends are issued.

     (7) No Restricted Shares shall be transferable by a participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974, as amended) except that, if so provided in the Restricted Shares Agreement, the participant may transfer the Restricted Shares, during the participant’s lifetime to one or more members of the participant’s family, to one or more trusts for the benefit of one or more of the participant’s family, to a partnership or partnerships of members of the participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code, provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Restricted Shares. The transferee of Restricted Shares will be subject to all restrictions, terms and conditions applicable to the Restricted Shares prior to its transfer, except that the Restricted Shares will not be further transferable by the transferee other than by will or by the laws of descent and distribution.
     (8) Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Restricted Shares held by that participant shall thereafter vest and any restriction shall lapse.
     (9) Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Restricted Shares held by that participant shall thereafter vest and any restriction shall lapse.
     (10) Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant’s employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, the Restricted Shares held by that participant that are unvested or subject to restriction at the time of termination shall thereupon be forfeited.
     (c) Minimum Value. In order to better ensure that Award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Shares, to the recipient of a Restricted Share Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.
SECTION 8. Deferred Shares.
     (a) Grant. Deferred Shares may be awarded alone, in addition to or in tandem with other Awards granted under the Plan or cash or other awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, Deferred Shares shall be awarded, the number of Deferred Shares to be awarded to any participant, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8(b).

     The Committee may condition the grant of Deferred Shares upon the attainment of specified performance goals or such other factors as the Committee shall determine in its sole discretion.
     (b) Terms and Conditions. Deferred Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
     (1) The purchase price for Deferred Shares shall be determined at the time of grant by the Committee. Subject to the provisions of the Plan and the Award Agreement referred to in Section 8(b)(10), Deferred Share Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(9), where applicable), share certificates shall be delivered to the participant, or the participant’s legal representative, for the Shares covered by the Deferred Share Award. The Deferral Period applicable to any Deferred Share Award shall not be less than six months and one day (“Minimum Deferral Period”).
     (2) To the extent a Deferred Share Award is a 409A Award, the Committee will grant the Award in a manner as to comply with the requirements of Code Section 409A and the regulations promulgated thereunder and in accordance with Section 11(b).
     (3) Amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Share Award will be paid to the participant in cash, deferred or deemed to be reinvested in additional Deferred Shares that are subject to the same restrictions and other terms and conditions that apply to the Deferred Shares with respect to which such dividends are issued, all as determined by the Committee, in its sole discretion, at the time of the Award; provided, however, that to the extent performance-based Deferred Shares have not yet been earned as a result of the achievement of applicable performance goals, dividends or other distributions on such unearned performance-based Deferred Shares shall be deferred and deemed reinvested in additional performance-based Deferred Shares until the achievement of the applicable performance goals.
     (4) No Deferred Shares shall be transferable by a participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974, as amended) except that, if so provided in the Deferred Shares Agreement, the participant may transfer the Deferred Shares during the participant’s lifetime to one or more members of the participant’s family, to one or more trusts for the benefit of one or more of the participant’s family, to a partnership or partnerships of members of the participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code, provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Deferred Shares. The transferee of Deferred Shares will be subject to all restrictions, terms and conditions applicable to the Deferred Shares prior to their transfer, except that the Deferred Shares will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

     (5) Unless otherwise determined by the Committee at the time of granting any Deferred Shares, if a participant’s employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Deferred Shares held by such participant shall thereafter vest or any restriction shall lapse, and the participant’s representative shall receive the Deferred Shares in one lump sum within 10 business days following such death; provided, however, that the participant’s representative must first provide satisfactory proof of death to the Committee.
     (6) Unless otherwise determined by the Committee at the time of granting any Deferred Shares, if a participant’s employment by the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Deferred Shares held by such participant shall thereafter vest or any restriction lapse, and the participant or the participant’s representative shall be issued the Deferred Shares in one lump sum within 10 business days following such Disability. A determination of Disability shall be made by the Committee.
     (7) Unless otherwise determined by the Committee at or after the time of granting any Deferred Share Award, if a participant’s employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, all Deferred Shares held by such participant which are unvested or subject to restriction shall thereupon be forfeited.
     (8) Based on service, performance or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Share Award, subject in all cases to the Minimum Deferral Period requirement.
     (9) A participant may elect to further defer receipt of a Deferred Share Award (or an installment of an Award) for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval, the terms of this Section 8, such other terms as are determined by the Committee, all in its sole discretion, and in compliance with the terms and conditions of Code Section 409A and the regulations promulgated thereunder. Subject to any exceptions approved by the Committee, such election must be made at least 12 months prior to the date the Deferral Period is set to expire and the Elective Deferral Period must be for a period of at least five years from the date the Deferral Period is set to expire, except to the extent the holder of a Deferred Share becomes entitled to receive the underlying Shares due to death or Disability.
     (10) Each such Award shall be confirmed by, and subject to the terms of, a Deferred Share Award Agreement evidencing the Award in the form approved from time to time by the Committee.
     (c) Minimum Value Provisions. In order to better ensure that Award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Shares to the recipient of a Deferred Share

Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.
SECTION 9. Share Purchase Rights.
     (a) Grant. Share Purchase Rights may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash or other awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Share Purchase Rights will be made, the number of Shares which may be purchased pursuant to the Share Purchase Rights, and the other terms and conditions of the Share Purchase Rights in addition to those set forth in Section 9(b). The Shares subject to the Share Purchase Rights may be purchased, as determined by the Committee at the time of grant:
     (1) at the Fair Market Value of such Shares on the date of grant; or
     (2) at 85% of the Fair Market Value of such Shares on the date of grant if the grant of Share Purchase Rights is made in lieu of cash compensation.
     Subject to Section 9(b) hereof, the Committee may also impose such deferral, forfeiture or other terms and conditions as it shall determine, in its sole discretion, on such Share Purchase Rights or the exercise thereof.
     Each Share Purchase Right Award shall be confirmed by, and be subject to the terms of, a Share Purchase Rights Agreement, which shall be in form approved by the Committee.
     (b) Terms and Conditions. Share Purchase Rights may contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee shall deem desirable, and shall generally be exercisable for such period as shall be determined by the Committee. However, unless otherwise determined by the Committee at or after grant, Share Purchase Rights granted to Section 16 Participants shall not become exercisable earlier than six months and one day after the grant date. Share Purchase Rights shall not be transferable by a participant other than by will or by the laws of descent and distribution.
SECTION 10. Other Share-Based Awards.
     (a) Grant. Other Awards of Shares and other Awards that are valued, in whole or in part, by reference to, or are otherwise based on, Shares, including, without limitation, performance shares, convertible preferred shares, convertible debentures, exchangeable securities, dividend equivalent rights and Share Awards or options valued by reference to book value or Subsidiary performance, may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash or other awards made outside the Plan.
     At the time the Shares or Other Share-Based Awards are granted, the Committee shall determine the individuals to whom and the time or times at which such Shares or Other Share-Based Awards shall be awarded, the number of Shares to be used in computing an Award or which are to be awarded pursuant to such Awards, the consideration, if any, to be paid for such Shares or Other Share-Based Awards, and all other terms and conditions of the Awards in addition to those set forth in Section 10(b). The Committee will also have the right, at its sole discretion, to settle such Awards in Shares, Restricted Shares or cash in an amount equal to the Fair Market Value of the Shares or Other Share-Based Awards at the time of settlement.
     The provisions of Other Share-Based Awards need not be the same with respect to each participant.
     (b) Terms and Conditions. Other Share-Based Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
     (1) Subject to the provisions of this Plan and the Award Agreement referred to in Section 10(b)(5) below, Shares awarded or subject to Awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance, holding or deferral period or requirement is satisfied or lapses. All Shares or Other Share-Based Awards granted under this Section 10 shall be subject to a minimum holding period (including any applicable restriction, performance and/or deferral periods) of six months and one day (“Minimum Holding Period”).
     (2) Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of grant, the recipient of an Other Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of Shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, subject, if applicable, to the provisions of Code Section 409A and the regulations promulgated thereunder, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested; provided, however, that to the extent performance-based Other Share-Based Awards have not yet been earned as a result of the achievement of applicable performance goals, dividends, dividend equivalents or other distributions on such unearned performance-based Other Share-Based Awards shall be deferred and deemed reinvested in additional performance-based Shares or Other Share-Based Awards until the achievement of the applicable performance goals.
     (3) Subject to the Minimum Holding Period, any Other Share-Based Award and any Shares covered by any such Award shall vest or be forfeited to the extent, at the times and subject to the conditions, if any, provided in the Award Agreement, as determined by the Committee in its sole discretion.
     (4) In the event of the participant’s Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive, in whole or in part, any or all of the remaining limitations imposed hereunder or under any related Award Agreement (if any) with respect to any part or all of any Award under this Section 10. Notwithstanding the foregoing, the Committee may not waive, in whole or in part, any remaining limitations imposed with respect to any Award if such waiver results in an Award’s failure to comply with the requirements of Code Section 409A and the regulations promulgated thereunder, unless agreed upon in writing by the Committee and participant.
     (5) Each Award shall be confirmed by, and subject to the terms of, an agreement or other instrument evidencing the Award in the form approved from time to time by the Committee, the Company and the participant.
     (6) Shares (including securities convertible into Shares) issued under this Section 10 on a bonus basis may be issued for no cash consideration. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall bear a price of at least 85% of the Fair Market Value of the Shares on the date of grant. The purchase price of such Shares, and of any Other Share-Based Award granted hereunder, or the formula by which such price is to be determined, shall be fixed by the Committee at the time of grant.
     (7) In the event that any “derivative security,” as defined in Rule 16a-1(c) (or any successor thereto) promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, is awarded pursuant to this Section 10 to any Section 16 Participant, such derivative security shall not be transferable other than by will or by the laws of descent and distribution.
     (c) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the participant to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to and held by the participant. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding award; provided, however, that Dividend Equivalent Rights may not be granted, either directly or indirectly, in connection with, with respect to or as a component of Stock Options or Share Appreciation Rights.
     (1) Terms and Conditions. In addition to the terms and conditions set forth in Section 10(b), Dividend Equivalent Rights shall be subject to the following additional terms and conditions. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional Dividend Equivalent Rights; provided, however, that to the extent performance-based Dividend Equivalent Rights have not yet been earned as a result of the achievement of applicable performance goals, dividends, dividend equivalents or other distributions on such unearned performance-based Dividend Equivalent Rights shall be deferred and deemed reinvested in additional performance-based Dividend Equivalent Rights until the achievement of the applicable performance goals. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
     (2) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the Award Agreement for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
     (3) Termination of Employment. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a participant’s rights in all Dividend Equivalent Rights or interest equivalents (other than any accrued but unpaid Dividend Equivalent Rights or interest equivalents) shall automatically terminate upon the date that a participant’s employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability. Any accrued but unpaid Dividend Equivalent Rights or interest equivalents shall be paid in one lump sum amount by the Company within 90 days after the termination of the participant’s employment with the Company or any Subsidiary or Affiliate.
SECTION 11. Form and Timing of Payment Under Awards; Deferrals.
     (a) Form and Timing of Payment. Subject to the terms of the Plan and any applicable Award Agreement (as may be amended pursuant to Section 13 hereof), payments to be made by the Company, a Subsidiary or Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis; provided, however, that settlement in other than Shares or payment on a deferred basis must be authorized by the applicable Award Agreement. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement; provided, however, that settlement in cash must be authorized by the applicable Award Agreement. The acceleration of any Award that does not result in a cash settlement must also be authorized by the applicable Award Agreement. Installment or deferred payments may be required by the Committee or permitted at the election of the participant on terms and conditions approved by the Committee, including without limitation the ability to defer awards pursuant to any deferred compensation plan maintained by the Company, a Subsidiary or Affiliate. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.
     (b) Certain Limitations on Awards to Ensure Compliance with Code Section 409A.
     (1) 409A Awards and Deferrals. Other provisions of the Plan notwithstanding, the terms of any 409A Award, including any authority of the Company or the Committee and rights of the participant with respect to the 409A Award, shall be limited to those terms permitted under Code Section 409A and the regulations promulgated thereunder. The following rules will apply to 409A Awards:
          (A) If a participant is permitted to elect to defer an Award or any payment under an Award, such election shall be permitted only at times in compliance with Code Section 409A and the regulations promulgated thereunder;
          (B) The Company shall have no authority to accelerate or delay distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A and the regulations promulgated thereunder;
          (C) Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a “Separation from Service” within the meaning of Code Section 409A (or at such earlier time preceding a termination of employment that there occurs another event triggering a distribution under the Plan or the applicable Award Agreement in compliance with Code Section 409A and the regulations promulgated thereunder);
          (D) Any distribution of a 409A Award to a “Specified Employee,” as determined under Code Section 409A, after Separation from Service, shall occur at the expiration of the six-month period following said Specified Employee’s Separation from Service. In the case of installment payments, this six-month delay shall not affect the timing of any installment otherwise payable after the six-month delay period; and
          (E) In the case of any distribution of a 409A Award, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on or about March 10 (and not later than March 15) in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts.
     (2) Distribution upon Vesting. In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.
     (3) Scope and Application of this Provision. For purposes of the Plan, references to a term or event (including any authority or right of the Company, the Committee or a participant) being “permitted” under Code Section 409A means that the term or event will not cause the participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

     (4) Interpretation. If and to the extent that any provision of an Award is required or intended to comply with Code Section 409A, such provision shall be administered and interpreted in a manner consistent with the requirements of Code Section 409A. If and solely to the extent that any such provision of an Award as currently written would conflict with or result in adverse consequences to a participant under Code Section 409A, the Committee shall have the authority, without the consent of the participant, to administer such provision and to amend the Award with respect to such provision to the extent the Committee deems necessary for the purposes of avoiding any portion of the Shares or amounts to be delivered to the participant being subject to additional income or other taxes under Code Section 409A.
SECTION 12. Change In Control Provision.
     (a) Impact of Event. The provisions of this Section 12(a) shall apply to an Award only as provided for in an applicable Award Agreement. With respect to each participant under the Plan, in the event the participant’s employment with the Company, any Subsidiary or any Affiliate, as applicable, is terminated without Cause within a specified time period (as provided for in the applicable Award Agreement) following (i) a “Change in Control” as defined in Section 12(b)(1) or (ii) a “409A Change in Control” as defined in Section 12(b)(2), then the following provisions shall apply with respect to such participant:
     (1) Any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;
     (2) Any Share Appreciation Rights shall become immediately exercisable; and
     (3) The restrictions applicable to any Restricted Share Awards, Deferred Shares, Share Purchase Rights and Other Share-Based Awards shall lapse and such Shares and Awards shall be deemed fully vested.
     (b) Definition of Change in Control.
     (1) A “Change in Control” means the occurrence of any of the following: (i) consummation of a consolidation or merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or the liquidation or dissolution of the Company; (ii) any person or other entity (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) purchases any Shares (or securities convertible into Shares) pursuant to a tender or exchange offer without the prior consent of the Board, or becomes the beneficial owner of securities of the Company representing 30% or more of the voting power of the Company’s outstanding securities without the prior consent of the Board; or (iii) during any two-year period, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board; provided, that any person becoming a director of the Company during such two-year period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors who at the beginning of such period constituted the entire Board (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee of the Company for director), but excluding for this purpose any person whose initial assumption of office as a director of the Company occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or person other than the Board, shall be, for purposes of this Section 12(b)(1)(iii), considered as though such person was a member of the Board at the beginning of such period.
     (2) A “409A Change in Control” means the date on which any one of the following occurs: (i) any one person, or more than one person acting as a group (as determined under Code Section 409A and the regulations promulgated thereunder), acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or (ii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of such appointment or election; or (iii) any one person, or more than one person acting as a group (as determined under Code Section 409A and the regulations promulgated thereunder), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; or (iv) any one person, or more than one person acting as a group (as determined under Code Section 409A and the regulations thereunder), acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
SECTION 13. Amendments and Termination.
     (a) The Board may at any time amend, alter or discontinue the Plan, but no such amendment, alteration or discontinuation shall be made that would (i) impair the rights of a participant under an Award theretofore granted, without the participant’s consent or (ii) require shareholder approval under any applicable law or regulation (including any applicable regulation of an exchange on which the Shares are traded), unless such shareholder approval is received. The Company shall submit to the shareholders of the Company, for their approval, any amendments to the Plan required pursuant to Section 162(m) of the Code or any material revisions to the Plan so long as such approval is required by law or regulation (including any applicable regulation of an exchange on which the Shares are traded).
     (b) The Committee may at any time, in its sole discretion, amend the terms of any Award, but (i) no such amendment shall be made that would impair the rights of a participant under an Award theretofore granted, without the participant’s consent; (ii) no such amendment shall be made that would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 Participant holding the Award without the participant’s consent and (iii) notwithstanding anything to the contrary contained in the Plan, the terms of outstanding Stock Options or Share Appreciation Rights may not be amended to reduce the option price of outstanding Stock Options (including Stock Options underlying Share Appreciation Rights), and, except in connection with a corporate transaction or event described in Section 3(c) or Section 12 of the Plan, no outstanding Stock Options or Share Appreciation Rights may be cancelled in exchange for other Awards, or cancelled in exchange for Stock Options or Share Appreciation Rights with an option price that is less than the option price of the original Stock Options (including Stock Options underlying the original Share Appreciation Rights) or cancelled in exchange for cash, without shareholder approval. Section 13(b)(iii) is intended to prohibit (without shareholder approval) the repricing of “underwater” Stock Options and Share Appreciation Rights and will not be construed to prohibit the adjustments or payments provided for in Section 3(c) or Section 12 of the Plan. Notwithstanding any provision of the Plan to the contrary, this Section 13(b)(iii) may not be amended without approval by the Company’s shareholders.
     (c) Subject to the above provisions, the Board shall have all necessary authority to amend the Plan, clarify any provision or to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.
SECTION 14. Unfunded Status of Plan.
     The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment not yet made to a participant by the Company, nothing contained herein shall give that participant any rights that are greater than those of a general creditor of the Company.
SECTION 15. General Provisions.
     (a) The Committee may require each participant acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the Shares without a view to distribution thereof. The certificates for any such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
     All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificate for any such Shares to make appropriate reference to those restrictions.
     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Neither the adoption of the Plan, nor its operation, nor any document describing, implementing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue in the employ, or as a director, of the Company or any Subsidiary or Affiliate, or shall in any way affect the right and power of the Company or any Subsidiary or Affiliate to terminate the employment, or service as a director, of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or any Subsidiary or Affiliate might have done if the Plan had not been adopted.
     (d) For purposes of this Plan, a transfer of a participant between the Company and any Subsidiary or Affiliate shall not be deemed a termination of employment.
     (e) No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes or other items of any kind required by law to be withheld with respect to that amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including unrestricted Shares previously owned by the participant or Shares that are part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any right by a Section 16 Participant to elect to settle any tax withholding obligation with Shares that are part of an Award must be set forth in the agreement evidencing that Award or be approved by the Committee in its sole discretion. The obligations of the Company under the Plan shall be conditional on those payments or arrangements and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise payable to the participant.
     (f) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Shares (or in Deferred Shares or other types of Awards) at the time of any dividend payment shall be permissible only if sufficient Shares are available under Section 3 for reinvestment (taking into account then outstanding Stock Options).
     (g) The Plan, all Awards made and actions taken thereunder and any agreements relating thereto shall be governed by and construed in accordance with the laws of the State of Ohio.
     (h) All agreements entered into with participants pursuant to the Plan shall be subject to the Plan.
     (i) The provisions of Awards need not be the same with respect to each participant.
     (j) Notwithstanding anything to the contrary contained in this Plan, in no event will any Award granted under the Plan be transferred for value.
SECTION 16. Shareholder Approval; Effective Date of Plan.
     The Amended and Restated 2004 Developers Diversified Realty Corporation Equity-Based Award Plan was originally adopted by the Board on November 18, 2003 and was subject to approval by the holders of the Company’s outstanding Shares, in accordance with applicable law. The Amended and Restated 2004 Developers Diversified Realty Corporation Equity-Based Award Plan was amended by the Board on June 12, 2009, June 25, 2009 and December 31, 2009.
SECTION 17. Term of Plan.
     No Award shall be granted pursuant to the Plan on or after November 18, 2013, but Awards granted prior to that date may extend beyond that date.